Prospectus Supplement

June 30, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated June 30, 2020 to the Morgan Stanley Institutional Fund Trust Prospectuses dated January 28, 2020

Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
Discovery Portfolio
Global Strategist Portfolio
High Yield Portfolio
Senior Loan Portfolio
Short Duration Income Portfolio
Strategic Income Portfolio

The following is added at the end of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares at Stifel

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel's policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund's Prospectus or SAI still apply.

Please retain this supplement for future reference.

  IFTINTERMPROSPT 7/20